                                                                  EXHIBIT 99.2

                  FORM OF NOTICE OF GUARANTEED DELIVERY FOR
                            POTLATCH CORPORATION

     This form or one substantially equivalent hereto must be used to accept the Exchange Offer of Potlatch Corporation (the "Company") made pursuant to the Prospectus, dated _____ __, 1999 (the "Prospectus"), and the enclosed Letter of Transmittal (the "Letter of Transmittal") if certificates for Original Notes are not immediately available or if the procedure for book-entry transfer cannot be completed on a timely basis or time will not permit all required documents to reach the Company prior to 5:00 P.M., New York City time, on the Expiration Date of the Exchange Offer. Such form may be delivered or transmitted by facsimile transmission, mail or hand delivery to U.S. Bank Trust National Association (the "Exchange Agent") as set forth below. In addition, in order to utilize the guaranteed delivery procedure to tender Original Notes pursuant to the Exchange Offer, a completed, signed and dated Letter of Transmittal (or facsimile thereof) must also be received by the Exchange Agent prior to 5:00 P.M., New York City time, on the Expiration Date. Capitalized terms not defined herein are defined in the Prospectus.

DELIVERY TO:  U.S. BANK TRUST NATIONAL ASSOCIATION, EXCHANGE AGENT

     By Mail and by Overnight Courier or Hand:
     ----------------------------------------

     U.S. Bank Trust
     180 East Fifth Street
     4th Floor Window
     St. Paul, MN 55101
     Attention: Specialized Finance

     Confirm:
     -------

     Not available until expiration date of offer known


DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.
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Ladies and Gentlemen:

     Upon the terms and conditions set forth in the Prospectus and the accompanying Letter of Transmittal, the undersigned hereby tenders to the Company the principal amount of Original Notes set forth below, pursuant to the guaranteed delivery procedures described in the "Exchange Offer -- Guaranteed Delivery Procedures" section of the Prospectus.

Principal Amount of Original Notes           Name(s) of Record Holders(s):
Tendered:

$
 -------------------------------------       -----------------------------------

                                             -----------------------------------
Certificate Nos. (if available):
                                ------       Address(es):
                                                         -----------------------
--------------------------------------
                                             -----------------------------------
If Original Notes will be delivered by
book-entry transfer to The Depositary        Area Code and Telephone Number(s):
Trust Company, provide account number.

Account Number
              -----------------------        -----------------------------------

                                             Signature(s):

                                             -----------------------------------

                                             -----------------------------------

                 THE ACCOMPANYING GUARANTEE MUST BE COMPLETED.

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                                   GUARANTEE

                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

The undersigned, a firm that is a member firm of a registered national securities exchange or of the National Association of Securities Dealers, Inc., a commercial bank or trust company having an office correspondent in the United States or any "eligible guarantor institution" within the meaning of Rule 17Ad-15 of the Securities Exchange Act of 1934, as amended, hereby (a) guarantees to deliver to the Exchange Agent, at one its address set forth in the Notice of Guaranteed Delivery, the certificates representing all tendered Original Notes, in proper form for transfer, or a book-entry confirmation (a confirmation of a book-entry transfer of Original Notes into the Exchange Agent's account at DTC), together with a properly completed and duly executed Letter of Transmittal (or facsimile thereof), with any required signature guarantees, and any other documents required by the Letter of Transmittal within three New York Stock Exchange trading days after the date of execution of this Notice of Guaranteed Delivery.


Name of Firm:
             ----------------------------       --------------------------------
                                                      (Authorized Signature)
Address:
         --------------------------------
                                                Title:
                                                      --------------------------
-----------------------------------------
                                                Name:
                                                     ---------------------------
Area Code and Telephone Number:
                               ----------       Date:
                                                     ---------------------------

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